UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 30, 2019

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	REPR	OTCQX

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Executive Chairman of the Board

On September 30, 2019, Repro Med Systems, Inc. (“RMS Medical”) announced the resignation of Daniel S. Goldberger as the Company’s Executive Chairman. Mr. Goldberger will remain as a non-executive member of the RMS Medical Board of Directors.

The press release dated September 30, 2019 announcing the events described in this Item 5.02 is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

Appointment of Chairman of the Board

On September 30, 2019, the Board of Directors of RMS Medical named R. John Fletcher, a current RMS Medical director, as Chairman.

Mr. Fletcher, who joined RMS Medical as a board member in May 2019, has more than 35 years of healthcare and medical device experience. He joined the Board of Directors of publicly traded medical device company Spectranetics Corporation in 2002 and served as the company’s Chairman from 2010-2017. Spectranetics was acquired by Royal Philips in 2017 for $2.2 billion representing a 7x increase in share price during his tenure as Chairman. Mr. Fletcher was named 2018 Director of the Year by The National Association of Corporate Directors (NACD) for his work at Spectranetics. He currently serves as CEO and Managing Director of Fletcher Spaght Inc., a strategy consulting and venture capital firm, which he founded in 1983.

In Mr. Fletcher’s role as Chairman, he will receive an additional $50,000 in annual compensation, to be paid quarterly in shares of RMS Medical common stock based on the closing price of the stock on the last day of each quarter.

The press release dated September 30, 2019 announcing the events described in this Item 8.01 is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: October 1, 2019	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer and Secretary